Exhibit 10.6(b)

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This AMENDMENT NO. 1 TO LICENSE AGREEMENT (“Amendment No. 1”) is effective March 31, 2021 (the “Amendment No. 1 Effective Date”) and is made by and between Syllable Life Sciences, Inc. (“Syllable”), and the President and Fellows of Harvard College, (“Harvard”). This Amendment No. 1 shall serve as an amendment to that certain License Agreement dated June 15, 2020 by and between the parties (the “Agreement”). Except as expressly modified hereby, the Agreement shall continue in full force according to its terms. Capitalized terms used in this Amendment No. 1 and not otherwise defined herein shall have the same meaning as set forth in the Agreement.

RECITALS

WHEREAS, the parties wish to acknowledge that the Threshold Funding Amounts have been achieved and make certain amendments to the Development Milestones.

NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.	Threshold Funding Amounts. Harvard hereby acknowledges and agrees that the Threshold Funding Amount obligations set forth in Section 3.1.2 of the Agreement have been achieved in full.

2.	Development Milestones. Exhibit 1.4 of the Agreement is hereby amended and replaced in its entirety with Exhibit 1.4 attached hereto.

3.

Miscellaneous. This Amendment No. 1 shall be binding upon and shall inure to the benefit of the respective permitted successors and assigns of each of the Parties hereto (if any). This Amendment No. 1 may be executed in one or more counterparts (including by .pdf), each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have caused this Amendment No. 1 to be executed and delivered by their proper and duly authorized officers effective as of the Amendment No. 1 Effective Date.

PRESIDENT AND FELLOWS OF HARVARD COLLEGE	SYLLABLE LIFE SCIENCES, INC.

BY: /s/ Isaac T. Kohlberg	BY: /s/ Paul Berns
ITS: Isaac T. Kohlberg	ITS: President
DATE: MAY 27, 2021	DATE: 5/25/2021

Exhibit 1.4

Development Milestones

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